Future Minimum Lease Payments (Detail) (USD $) In Thousands, unless otherwise specified	Feb. 01, 2014
Operating Leases
2014	$ 249,620	[1]
2015	253,334	[1]
2016	238,591	[1]
2017	218,149	[1]
2018	190,477	[1]
Thereafter	648,251	[1]
Total Minimum Lease Payments	1,798,422	[1]
Capital Leases
2014	2,704
2015	3,016
2016	3,011
2017	3,389
2018	3,139
Thereafter	22,249
Total Minimum Lease Payments	37,508
Amount Representing Interest	(14,309)
Total Future Minimum Lease Payments	$ 23,199

[1]	Total future minimum lease payments include $73.6 million related to options to extend lease terms that are reasonably assured of being exercised and also includes $151.5 million of minimum lease payments for 12 stores and one warehouse that the Company has committed to open during Fiscal 2014.